EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY
                                       for
                            OFFER FOR ALL OUTSTANDING
                          11 3/4% SENIOR NOTES DUE 2004
                                 IN EXCHANGE FOR
                      11 3/4% SERIES B SENIOR NOTES DUE 2004
                                       of
                         ANCHOR ADVANCED PRODUCTS, INC.

     Registered holders of outstanding 11 3/4% Senior Notes due 2004 (the "Initial Notes") who wish to tender their Initial Notes in exchange for a like principal amount of 11 3/4% Series B Senior Notes due 2004 (the "Exchange Notes") and whose Initial Notes are not immediately available or who cannot deliver their Initial Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to Fleet National Bank (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission or mail to the Exchange Agent, See "The Exchange Offer -- How to Tender" in the Prospectus.

                               The Exchange Agent
                           for the Exchange Offer is:
                               FLEET NATIONAL BANK

By Registered or Certified Mail:                    By Overnight Courier:
Fleet National Bank                                 Fleet National Bank

By Hand:                                             By Facsimile:

     Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of instructions via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under




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the instructions thereto, such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

     The undersigned hereby tenders the principal amounts of Initial Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus dated l997 of Anchor Advanced Products, Inc. (the "Prospectus"), receipt of which is hereby acknowledged.

                       DESCRIPTION OF SECURITIES TENDERED
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Name and address of registered holder as it appears on           Certificate number(s) of Initial        Principal Amount of Initial
 the privately placed 11 3/4% Senior Notes due 2004                     Notes transmitted                      Notes Transmitted
 ("Initial Notes")
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                        THE FOLLOWING MUST BE COMPLETED

                                    GUARANTEE
                    (Not to be used for signature guarantee)

     The undersigned, an Eligible Institution within the meaning of Rule 17(A)(d)-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the Initial Notes, together with a properly completed and duly executed Letter of Transmittal within five New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm:___________________________     ___________________________________
                                             (Authorized Signature)

Address:________________________________     Title:_____________________________

________________________________________     Name:______________________________
(City)        (State)        (Zip Code)



Area Code and Telephone Number:

Date:__________________________________


     NOTE: DO NOT SEND INITIAL NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY, INITIAL NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.